Exhibit 99.5

Holders of Record, holding 5% or more of the outstanding balance for Wachovia Commercial Mortgage
Securities, Inc., Commercial Mortgage Pass-Through Certificates Series 2004-C12 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
A1
Northern Trust
16,175,000
32%
801 S. Canal C-IN
Chicago, IL 60607

SSB&T Co.
32,650,000
65%
1776 Heritage Drive
Global Corporate Action Unit JAB5NW
No. Quincy, MA 02171

A2
The Bank of New York
50,000,000
25%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank
13,100,000
6%
14201 Dallas Parkway
Dallas, TX 75254

WCM LLC
80,550,000
40%
301 South College Street
Charlotte, NC 28288

The Bank of New York/INV
25,000,000
12%
111 Sanders Street
Barclays
East Syracuse, NY 13057

SG America
30,000,000
15%
1221 Avenue of the Americas
New York, NY 10020

A3
JP Morgan Chase Bank
46,450,000
56%
14201 Dallas Parkway
Dallas, TX 75254

Wells Fargo Bank NA
13,000,000
15%
733 Marquette Avenue
Minneapolis, MN 55479

Citibank
10,000,000
12%
3800 Citibank Center B3-15
Tampa, FL 33610
Mellon Trust of New England NA
5,000,000
6%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

UST CO. NY
6,825,000
8%
Proxy Department
499 Washington Blvd., Seventh Floor
Jersey City, NJ 07310

A4
JP Morgan Chase Bank
24,830,000
5%
14201 Dallas Parkway
Dallas, TX 75254

ML SFKPG
101,125,000
21%
4 Corporate Place
Piscataway, NJ 08854

WCM LLC
106,906,000
22%
301 South College Street
Charlotte, NC 28288

SSB&T Co.
44,525,000
9%
1776 Heritage Drive
Global Corporate Action Unit JAB5NW
No. Quincy, MA 02171

The Bank of New York/Wachovia
123,000,000
25%
1 Wall Street, Fifth Floor
New York, NY 10286

Mellon Trust of New England NA
23,800,000
5%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

UBSSEC/CMO
25,000,000
5%
299 Park Avenue
New York, NY 10171

B
The Bank of New York
2,124,000
8%
One Wall Street
New York, NY 10286

Citibank
12,124,000
48%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank
10,000,000
39%
14201 Dallas Parkway
Dallas, TX 75254

C
The Bank of New York
4,302,000
46%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank
5,000,000
54%
14201 Dallas Parkway
Dallas, TX 75254

D
The Bank of New York
3,000,000
13%
One Wall Street
New York, NY 10286

Citibank
14,590,000
64%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank
5,000,000
22%
14201 Dallas Parkway
Dallas, TX 75254

E
Citibank
6,630,000
62%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank
4,000,000
38%
14201 Dallas Parkway
Dallas, TX 75254